UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM	8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): December 23, 2024
PILGRIM'S PRIDE CORPORATION
(Exact Name of registrant as specified in its charter)

Delaware		1-9273	75-1285071
(State or other jurisdiction of incorporation or organization)		(Commission File Number)	(IRS Employer Identification No.)

1770 Promontory Circle		80634-9038
Greeley	CO	(Zip Code)
(Address of principal executive offices)
Registrant's telephone number, including area code: (970) 506-8000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of Exchange on Which Registered
Common Stock, Par Value $0.01	PPC	The Nasdaq Stock Market LLC
    Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
    If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE
On December 10, 2024, Pilgrim’s Pride Corporation (the “Company” or “PPC”) filed a definitive proxy statement with the Securities and Exchange Commission (the “Proxy Statement”) regarding a special meeting of stockholders at the Company’s corporate headquarters on December 23, 2024 (the “Special Meeting”) to vote on an amendment to the Company’s Amended and Restated Certificate of Incorporation. At the Special Meeting, the stockholders of the Company approved the amendment to the Company’s Amended and Restated Certificate of Incorporation (as amended, the “Certificate”), which became effective on December 30, 2024 upon its filing with the Secretary of State of the State of Delaware, and the corresponding amendments to the Company’s Bylaws and the Stockholders Agreement, along with the Tax Sharing Agreement, became effective on the same date. Terms used in this Current Report on Form 8-K (this “Current Report”) but not defined herein shall have the meaning given to such terms in the Proxy Statement.
Item 1.01 Entry into a Material Definitive Agreement.
On December 30, 2024, the Company entered into a tax sharing agreement (the “Tax Sharing Agreement”) with JBS USA Food Company Holdings (“JBS USA”), a wholly-owned subsidiary of JBS S.A., governing the allocation, and certain payment and reimbursement obligations, of U.S. income tax liabilities and assets among the Company and its relevant U.S. corporate subsidiaries (the “Company Group”), on the one hand, and JBS USA and its relevant U.S. subsidiaries (other than any subsidiary included in the Company Group) (the “JBS USA Group”), on the other hand. JBS S.A. through its indirect wholly-owned subsidiaries (together, “JBS”) beneficially owns 82.42% of the Company’s outstanding common stock. The Tax Sharing Agreement is effective for each tax year beginning on or after December 30, 2024 or such other date in which PPC becomes a member of the Parent Consolidated Group (as defined in the Tax Sharing Agreement). A summary of the Tax Sharing Agreement is incorporated herein by reference from the Proxy Statement and is qualified in its entirety by reference to the full text of the Tax Sharing Agreement attached as Exhibit 10.1 to this Current Report. Also on December 30, 2024, the Company and JBS USA (as defined in the Stockholders Agreement) entered into Amendment Number 2 to the Stockholders Agreement, which amends the Stockholders Agreement to provide that the number of directors on the Board of Directors of the Company will be set in accordance with the Certificate, as described in the Proxy Statement. A description of Amendment Number 2 to the Stockholders Agreement is incorporated herein by reference from the Proxy Statement and is qualified in its entirety by reference to the full text of Amendment Number 2 to the Stockholders Agreement, which is attached hereto as Exhibit 10.2 to this Current Report.
Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
As described above in the “Explanatory Note” in this Current Report, at the Special Meeting, the stockholders of the Company approved the amendment to the Amended and Restated Certificate of Incorporation, effective as of December 30, 2024. A description of the amendment is incorporated herein by reference from the Proxy Statement and is qualified in its entirety by reference to the full text of the Certificate, which is attached as Exhibit 3.1 to this Current Report. Concurrent with the effectiveness of the Certificate on December 30, 2024, a corresponding amendment to the Company’s Amended and Restated Bylaws took effect (as amended, the “Restated Bylaws”), a description of which is incorporated herein by reference from the Proxy Statement and is qualified in its entirety by reference to the full text of the Restated Bylaws attached as Exhibit 3.2 to this Current Report.
Item 5.07 Submission of Matters to a Vote of Security Holders.
As described above in the “Explanatory Note” in this Current Report, the stockholders of the Company approved the amendment to the Company’s Amended and Restated Certificate of Incorporation at the Special Meeting held on December 23, 2024. The following was the proposal submitted to a vote of the stockholders of the Company at the Special Meeting:
Proposal 1: Amendment to Certificate of Incorporation: A vote on an amendment to the Company’s Amended and Restated Certificate of Incorporation. The votes were cast as follows:

For	Against	Abstain	Broker Non-Votes
228,551,918(1)	42,350	18,948	0
1 96% of the outstanding shares of Company common stock and 79% of the outstanding shares of common stock held by stockholders other than JBS and its affiliates (the “Minority Investors,”
or a majority of the Minority Investors) voted “for” the amendment.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description

3.1	Amended and Restated Certificate of Incorporation of the Company, dated as of December 30, 2024.

3.2	Amended and Restated Bylaws, effective as of December 30, 2024.

10.1	Tax Sharing Agreement by and among JBS USA Food Company Holdings and Pilgrim’s Pride Corporation, dated as of December 30, 2024.

10.2
Stockholders Agreement by and between JBS USA Holding Lux, S.à.r.l. (formerly known as JBS USA Holdings, LLC, which was formerly known as JBS USA Holdings, Inc.) and Pilgrim’s Pride Corporation, as amended.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PILGRIM’S PRIDE CORPORATION

Date:	December 30, 2024	/s/ Matthew Galvanoni
Matthew Galvanoni
Chief Financial Officer and Chief Accounting Officer